UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 30, 2017
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

ITEM 8.01.	Other Events

ITEM 9.01(d).	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.07. Submission of Matters to a Vote of Security Holders

The Buckle, Inc. held its Annual Meeting of Shareholders on May 30, 2017. The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Withheld	Broker Non-Votes
Proposal 1 - Election of Board of Directors:
Daniel J. Hirschfeld	41,136,817	—	699,076	4,312,912
Dennis H. Nelson	41,757,565	—	78,328	4,312,912
Karen B. Rhoads	38,922,863	—	2,913,030	4,312,912
Robert E. Campbell	40,862,236	—	973,657	4,312,912
Bill L. Fairfield	40,878,203	—	957,690	4,312,912
Bruce L. Hoberman	39,604,507	—	2,231,386	4,312,912
Michael E. Huss	41,486,797	—	349,096	4,312,912
John P. Peetz, III	41,482,346	—	353,547	4,312,912
James E. Shada	40,866,969	—	968,924	4,312,912

	For	Against	Abstain	Broker Non-Votes

Proposal 2 - Ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm:	45,873,198	237,352	38,255	—
Proposal 3 - Approve the Company's 2017 Management Incentive Plan:	41,387,208	398,748	49,937	4,312,912
Proposal 4 - Advisory vote on overall executive compensation:	41,241,746	533,532	60,615	4,312,912

	3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

Proposal 5 - Advisory vote on the frequency of future advisory votes on overall executive compensation:	24,490,943	45,290	17,262,964	36,696	4,312,912

	For	Against	Abstain	Broker Non-Votes

Proposal 6 - Approve the limitations on the liability of Directors:	41,511,887	257,881	66,125	4,312,912
Proposal 7 - Approve the provisions for indemnification of Directors:	41,534,713	234,899	66,281	4,312,912
Proposal 8 - Approve the voting threshold required for stockholders to call a special meeting:	35,559,273	6,214,034	62,586	4,312,912

With respect to Proposal 5, the Company has decided it will hold future advisory votes on overall compensation of its Named Executive Officers every 3 years.

ITEM 8.01. Other Events

The following information is furnished pursuant to Item 8.01 “Other Events.”  On May 31, 2017, The Buckle, Inc. issued a press release announcing a quarterly dividend of $0.25 per share to be paid on July 26, 2017, for shareholders of record at the close of business on July 14, 2017.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Exhibits

Exhibit 99.1    Press Release Dated May 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: June 1, 2017	By:	/s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Senior Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1    Press Release Dated May 31, 2017